SEC File #0-11411
                                                      Definitive Proxy Statement

================================================================================

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (Amendment No. )

Filed by the Registrant  [X]

Filed by a party other than the Registrant  [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for use of the Commission only
     (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                                   Q-MED, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     1. Title of each class of securities to which transaction applies:
     ___________________________________________________________________________


     2. Aggregate number of securities to which transaction applies:
     ___________________________________________________________________________


     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     ___________________________________________________________________________


     4. Proposed maximum aggregate value of transaction:
     ___________________________________________________________________________


[ ] Check box if any part of the fee is offset as provided by Exchange Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1. Amount Previously Paid:
     ___________________________________________________________________________


     2. Form, Schedule or Registration Statement No.:
     ___________________________________________________________________________


     3. Filing Party:
     ___________________________________________________________________________


     4. Date Filed:
     ___________________________________________________________________________


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



                                   Q-MED, INC.

                              100 METRO PARK SOUTH

                        LAURENCE HARBOR, NEW JERSEY 08878

                           ------------------------

                            NOTICE OF ANNUAL MEETING

                           ------------------------


                                                                   April 2, 1998

     NOTICE IS HEREBY given that the Annual Meeting of the stockholders of Q-Med, Inc. (the "Company"), will be held at the Sheraton at Woodbridge Place, Iselin, New Jersey 08830, on June 2, 1998 at 9:00 A.M., for the following purposes:

     1.   To elect a board of directors.

     2. To ratify the selection of the Company's independent certified public accountants for the next fiscal year.

     3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.


     The board of directors has fixed the close of business on April 29, 1998 as the record date for the determination of stockholders who are entitled to notice of, and to vote at the 1998 Annual Meeting of stockholders. Only stockholders of record as of the close of business on April 29, 1998 will be entitled to notice of and to vote at the annual meeting.

     Please sign, date and mail the enclosed proxy promptly in the enclosed postage-paid envelope so that your shares will be represented at the meeting.

     THE COMPANY URGES THAT AS MANY STOCKHOLDERS AS POSSIBLE BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT AND THEN FILL IN, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE PRESENT IN PERSON AT THE MEETING, YOU MAY VOTE IN PERSON REGARDLESS OF HAVING SENT IN YOUR PROXY. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING AND YOUR PROMPTNESS WILL ASSIST US IN PREPARATIONS FOR THE MEETING.

                                          By Order of the Board of Directors
                                          Herbert H. Sommer, Secretary

                                   Q-MED, INC.
                              100 METRO PARK SOUTH
                        LAURENCE HARBOR, NEW JERSEY 08878

                           ------------------------

                                 PROXY STATEMENT

                          -------------------------



                                                      April 2, 1998


     This proxy statement sets forth certain information with respect to the accompanying proxy proposed to be used at the 1998 Annual Meeting of stockholders (the "Meeting") of Q-Med, Inc. (the "Company") or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The proxy statement and enclosed form of proxy are first being mailed to stockholders on May 1, 1998. The board of directors of the Company solicits this proxy and urges you to sign the proxy, fill in the date and return same immediately.

     Shares of the Company's common stock, $.001 par value (the "Common Stock"), represented by valid proxies in the enclosed form, executed and received in time for the meeting, will be voted as directed, or if no direction is indicated, will be voted for the election as directors of the nominees described herein and in favor of proposal No. 2. Proxies are being solicited by mail, and, in addition, officers and regular employees of the Company may solicit proxies by telephone or personal interview. As is customary, the expense of solicitation will be borne by the Company. The Company will also reimburse brokers for the expenses of forwarding proxy solicitation material to beneficial owners of shares held of record by such brokers. Your prompt cooperation is necessary in order to insure a quorum and to avoid expense and delay.

     PROXIES ARE REVOCABLE AT ANY TIME PRIOR TO BEING VOTED EITHER BY WRITTEN NOTICE DELIVERED TO THE SECRETARY OF THE COMPANY OR BY VOTING AT THE MEETING IN PERSON.

     The mailing address of the principal executive offices of the Company is 100 Metro Park South, 3rd Floor, Laurence Harbor, NJ 08878. The annual report of the Company for the fiscal year ended November 30, 1997 ("Fiscal 1997") including consolidated financial statements, supplementary financial information and management's discussion and analysis of financial condition and results of operations, accompanies this proxy statement.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     The Company's by-laws provide that the board of directors be comprised of three to fifteen directors. The board of directors have, pursuant to the by-laws, fixed the number of directors to serve until the next annual meeting of stockholders at five. Therefore, five directors are to be elected until the next annual meeting or until their successors have been elected and qualified. Proxies are solicited in favor of the nominees named below, all of whom are now serving as directors. In the event one or more of the nominees is unable to serve as a director, it is intended that the proxies will be voted for the election of such other person, if any, as shall be designated by the board of directors. The Company is unaware of any information which would indicate that any of the nominees will be unable to serve and is not presently considering any additional persons to serve on the board.

                                   Director
Name                    Age         Since                 Present Title
----                   ----        ------                 -------------
Michael W. Cox          56          1983              Chief Executive Officer,
                                                      President and Treasurer

Howard L. Waltman       65          1996              Chairman of the Board

Richard I. Levin, M.D.  49          1983              Vice President, Medical
                                                      Director, and Director

Robert A. Burns         72          1983              Director

Herbert H. Sommer       40          1996              Secretary and Director

     Directors are elected to serve until the next Annual Meeting of shareholders and until their successors have been elected and qualified. The Company's officers are appointed by the board of directors and hold office at the will of the board.

     Mr. Cox, a founder of the Company, has served as its Chairman, President and Treasurer since February, 1983.

     Mr. Waltman was appointed Chairman of the Board in June 1996. Mr. Waltman serves as a director of Express Scripts, Inc. from September 1986 and as Chairman from March 1992. Mr. Waltman was Chairman of the Board and Chief Executive Officer of Sanus Corp. Health Systems, a wholly owned subsidiary of New York Life, which is now known as NYLCare ("Sanus"). From September 1992 to December 31, 1995, Mr. Waltman served as the Chairman of the Board of Sanus. Mr. Waltman is presently principally engaged as an independent business consultant.

     Dr. Levin, a founder of the Company, has been Vice President, Medical Director and Secretary of the Company since February, 1983. Dr. Levin is a Professor of Medicine at New York University School of Medicine and has served as Associate Dean there since 1997. Dr. Levin also serves as Director of the New York University School of Medicine Laboratory for Cardiovascular Research and is the President of the American Heart Association, New York City affiliate. He is certified as a Diplomat from the National Board of Medical Examiners, American Board of Internal Medicine and in the sub-specialty of Cardiovascular Diseases (American Board of Internal Medicine and Cardiology). Dr. Levin also is a Fellow of the American College of Physicians, Fellow of the American College of Cardiology, and a member of the American Federation for Clinical Research, among other professional affiliations. Dr. Levin devotes such time and attention to the business affairs of the Company as he and the Company's board of directors deem appropriate.

     Mr. Burns, a founder of the Company, has served as a director and consultant to the Company since February, 1983. Since 1981, Mr. Burns has been the sole shareholder and President of Stuart Allen, Inc., a corporation, engaged in marketing, consulting and contract administration. From 1980 to 1981, Mr. Burns was the President of High Stoy Technological Corporation, a company that manufactured and sold medical ultrasound equipment and whose assets were sold to Squibb Corporation. From 1972 to 1979, Mr. Burns was President and Chief Operating Officer of MetPath, Inc., which operates a national clinical reference laboratory and which has since been acquired by Corning Glass Works, Inc.

     Mr. Sommer was appointed a Director and Secretary of the Company in June 1996. Mr. Sommer, whose firm, Sommer & Schneider LLP, serves as the Company's outside general counsel, has engaged in the private practice of law for the past 13 years and is licensed to do so in the State of New York. Mr. Sommer served as a director of MediData International, Inc. during 1994. Mr. Sommer's distinctions include serving as the founding Chairman of the Securities Law Committee of the Nassau County Bar Association from 1989 to 1991.

     For information concerning meetings, committees and compensation paid to the above nominees during Fiscal 1997, see "Information Concerning the Board of Directors and Committees."

CERTAIN AGREEMENTS

     On December 18, 1998, the Company sold an aggregate of $2,000,000 8% Convertible Subordinated Notes due December 18, 2002 (the "Notes") in a private placement to three investors led by Galen Partners L.P. III, a private investment fund affiliated with Galen Associates, Inc. In connection with the sale of the Notes, the Company granted certain rights to the investors including the right to appoint a member of the Company's board of directors so long as the Notes are outstanding. These rights also prohibit the Company, without the approval of the board of directors and the consent of the investors' designee, from (i) issuing any shares of Common Stock or issuing any securities having a conversion price less than the higher of the conversion price of the Notes ($5.60 per share) or the current market price of such shares; (ii) selling, leasing, transferring or otherwise disposing of any assets otherwise than in the ordinary course of business consistent with past practice; (iii) making any capital expenditure in excess of $500,000 per fiscal year or not in accordance with the annual budget approved by the Company's board; or (iv) making any modification to the Company's certificate of incorporation or By-laws, including the adoption of any shareholders rights plan or consummation of a capital stock repurchase plan. As of March 31, 1998, the investors have not exercised these rights.

                                 PROPOSAL NO. 2
            TO RATIFY THE SELECTION OF AMPER, POLITZINER & MATTIA
                 AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The board of directors has recommended that Amper, Politziner & Mattia be retained as the Company's independent certified public accountants for the fiscal year ending November 30, 1998. Although this recommendation is not required to be submitted to a vote of stockholders, the board of directors believes it appropriate as a matter of policy that this recommendation be submitted for ratification at the Company's annual meeting. In the event the stockholders do not ratify the retention of Amper, Politziner & Mattia, the selection of other independent auditors will be considered by the board of directors. See "Relationship with Independent Certified Public Accountants."

STOCKHOLDER VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares present in person and by proxy and voting at the Meeting is required for ratification of the selection of independent certified public accountants.

     The board of directors recommends a vote FOR ratification of the selection of Amper, Politziner & Mattia.

                        VOTING SECURITIES AND RECORD DATE

      Holders of Common Stock of the Company of record at the close of business on April 29, 1998, are entitled to notice and to vote at the Meeting. At the close of business on February 28, 1998, the Company had 9,648,519 shares of Common Stock outstanding, each of which entitled the holder thereof to one vote.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of February 28, 1998, the number and percentage of shares of Common Stock of the Company, owned of record and beneficially, by each person known by the Company to own 5% or more of such stock, each director of the Company and by all executive officers and directors of the Company, as a group:

                                 Approximate             Approximate
                                 Number of               Percent of
Name                             Shares (1)               Class (2)
----                             ----------               ---------

Michael W. Cox                   1,429,995(3)               14.4%

Robert A. Burns                     30,000(4)                 <1%

Richard I. Levin, M.D.             302,986(5)                  3%

Howard Waltman                     273,334(6)                  3%

Herbert H. Sommer                   30,000(7)                 <1%

William E. Fay, Jr.                514,100(8)                  5%

Officers and
Directors as a
Group (6 Persons)                2,203,947(9)                 21%

------------
(1) Information with respect to beneficial ownership is based upon information furnished by each stockholder or contained in filings made with the Securities and Exchange Commission. Unless otherwise indicated, beneficial ownership includes both sole investment and voting power.

(2) Based upon 9,648,519 shares of Common Stock outstanding as of February 28, 1998 and, with respect to each stockholder, the number of shares which would be outstanding upon the exercise by such stockholder of outstanding options to acquire stock.

(3) Includes 286,912 shares which may be obtained upon the exercise of outstanding options.

(4) Consists of 30,000 shares which may be obtained upon the exercise of outstanding warrants.

(5) Includes 281,412 shares which may be obtained upon the exercise of outstanding options.

(6) Includes 190,000 shares which may be obtained upon the exercise of outstanding warrants.

(7) Consists of 30,000 shares which may be obtained upon the exercise of outstanding warrants.

(8) Includes 246,500 shares owned by Mr. Fay's wife, 17,000 shares owned by a non-profit family foundation of which Mr. Fay is a trustee and Secretary; 41,800 shares owned by trusts established for Mr. Fay's daughter, of which Mr. Fay is trustee; and 25,000 shares which are the subject of a stock purchase warrant.

(9) Includes a total of 947,324 shares which may be obtained by officers and directors upon the exercise of outstanding options or warrants.

     The business address of Messrs. Cox, Burns and Levin is 100 Metro Park South, Laurence Harbor, New Jersey 08878. Mr. Fay's business address is Suite 5100, Three First National Plaza, Chicago, Illinois 60602. The business address of Mr. Waltman is c/o Galen Associates, 610 Fifth Avenue - 5th Floor, Rockefeller Center, New York, New York 10020. Mr. Sommer's business address is Sommer & Schneider LLP, 600 Old Country Road, Suite 535, Garden City, New York 11530.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten-percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended November 30, 1997 all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with, except Dr. Richard Levin, who filed two reports approximately one month late.

            INFORMATION CONCERNING BOARD OF DIRECTORS AND COMMITTEES

GENERAL

     During Fiscal 1997, the Company paid no director's fees. All directors are reimbursed for travel and other expenses relating to attendance at board meetings. Directors who are officers of the Company receive no additional compensation for service on the board. During Fiscal 1997, the board of directors met formally four times. All directors attended at least three of the meetings.

     The board of directors established an Audit Committee by resolution dated February 20, 1998. The Audit Committee consists of three members, Messrs. Cox, Waltman and Sommer. The primary purposes of the Audit Committee will be (i) to review the scope of the audit to be performed; (ii) to meet with the Company's independent certified public accountants to review the results of the audit; (iii) to review with the Company's independent certified public accountants the Company's internal auditing proceedings and controls; (iv) to make recommendations regarding the selection of the Company's independent certified public accountants; and (v) to review the Company's quarterly financial statements prior to public issuance.

     In the absence of a compensation, stock option or special committee comprised of a majority of independent directors, the Audit Committee will review any transaction of the Company in which a director or officer has a material interest.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain summary information regarding the compensation of the Company's Chief Executive Officer and each of its other executive officers whose total salary and bonus for the fiscal year ended November 30, 1997 exceeded $100,000:


Name and                     Year                                    Other       Restricted                             All Other
Principal                   Ended                                   Annual         Stock       Options/        LTIP       Compen-
Position                   Nov. 30,      Salary        Bonus     Compensation      Awards        SARs         Payouts     sation
--------                   -------       ------        -----     ------------      ------        ----         -------     ------

Michael W. Cox               1997       $110,400       $ -0-        $ -0-           -0-         5,500/0       $ -0-       $ -0-
President,                   1996        110,400         -0-          -0-           -0-         5,500/0         -0-         -0-
Chief Executive              1995        110,400         -0-          -0-           -0-             0/0         -0-         -0-
Officer

Richard I. Levin             1997       $118,260       $ -0-        $ -0-           -0-             0/0       $ -0-       $ -0-
Vice President,              1996        118,260         -0-          -0-           -0-             0/0         -0-         -0-
Medical Director             1995        117,885         -0-          -0-           -0-        70,000/0         -0-         -0-


STOCK OPTION PLANS

     On February 3, 1986, the Company's board of directors adopted an incentive stock option plan entitled, "Q-Med, Inc. 1986 Incentive Stock Option Plan" (the "1986 Plan"). The 1986 Plan was approved by the Company's shareholders in April, 1986. In December, 1986, the 1986 Plan was amended to authorize the issuance of non-qualifying stock options ("Non-Qualifying Options") with a maximum exercise period of ten years and to bring the administration of outstanding Non-Qualifying Options within the 1986 Plan.

     Pursuant to the 1986 Plan, 700,000 shares of the Company's Common Stock were reserved for issuance upon exercise of options. Options are granted by an independent committee appointed by the board of directors of the Company and no member of such committee is eligible to receive any options under the 1986 Plan. Options permit the grantees to purchase shares of the Company's Common Stock at a price equal to at least 100% of the market value of the stock at the date of grant. The Options are exercisable for a period of up to five years from the date of the grant, in the case of Incentive Stock Options and ten years in the case of Non-Qualifying Stock Options, are non-transferable and are not exercisable after 3 months if the employee leaves the Company's employ.

     As of November 30, 1997, there were options to purchase 7,667 shares of Common Stock available to be granted under the 1986 Plan.

     In September, 1990, the board of directors adopted the Q-Med, Inc. 1990 Employee Stock Incentive Plan (the "1990 Plan"). The 1990 Plan was approved by the Company's stockholders at the Company's Annual meeting in November, 1990. Pursuant to the 1990 Plan eligible participants of the Company, its subsidiaries and affiliates may receive, until September 25, 2000, stock options, stock appreciation rights, restricted stock or deferred stock awards for up to 1,000,000 shares of the Company's Common Stock.

     Pursuant to the 1990 Plan, an independent committee, in its discretion, determines those directors of the Company to be granted Director Stock Options and those officers and other key employees of the Company, its subsidiaries and affiliates to be granted Employee Stock Options, Stock Appreciation Rights, Restricted Stock Awards or Deferred Stock Awards or a combination, thereof; the type of grants to be made; the number of shares subject to such grants; the terms and conditions of the awards, including restrictions on Director Stock Options, Employee Stock Options or other awards and/or the stock relating thereto based on performance and/or such other factors as the Committee in its sole discretion determines and vesting acceleration features based on performance and/or such other factors as the Committee in its sole discretion determines; and whether, to what extent and under what circumstances stock and other amounts payable with respect to an award may be deferred either automatically or at the participant's election.

     As of November 30, 1997, there were options to purchase 5,865 shares of Common Stock available to be granted under the 1990 Plan.

     In March 1997 the Company's Board of Directors adopted the Q-Med 1997 Equity Incentive Plan (the "1997 Plan"). The 1997 Plan was approved by the Company's stockholders at the Company's Annual meeting in May, 1997. Pursuant to the 1997 Plan eligible participants of the Company, its subsidiaries and affiliates may receive, until July 31, 2007, stock options, stock appreciation rights, restricted stock or deferred stock awards for up to 600,000 shares of the Company's Common Stock. No grants pursuant to the 1997 Plan were made during Fiscal 1997.

     The following table sets forth as to each executive officer of the Company listed in the Summary Compensation table above concerning certain options granted during the year ended November 30, 1997:

                                      % of Total
                                     Options/SARs
                         Options/     Granted to
                          SARs       Employees in      Exercise or Base      Expiration
Name                    Granted       Fiscal Year       Price Per Share         Date
----                    -------        ------           ---------------        ------
Michael W. Cox          5500/0         7%/N/A               $ 6.50             4/7/07

Richard I. Levin        5500/0         7%/N/A               $ 6.50             4/7/07


     The following table sets forth as to each executive officer listed in the Summary Compensation table above certain information concerning the exercise of options during the year ended November 30, 1997 and options outstanding as of such date:

                                                                             Value of
                                                         Number of         Unexercised
                                                        Unexercised       in-the-Money
                          Shares                          Options           Options
                        Acquired                        Exercisable/       Exercisable/
Name                   on Exercise   Value Realized    Unexercisable       Unexercisable
----                   -----------   --------------    -------------       -------------
Michael W. Cox           10,000        $ 60,000          286,912/0         $1,204,707/0

Richard I. Levin         38,000        $249,000          281,412/0         $1,038,582/0


BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors does not, during Fiscal 1997 have a compensation or similar committee. Levels of compensation were set based upon the Company's long standing pay policies with respect to executive officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the year ended November 30, 1997, the Company paid Sommer & Schneider LLP an aggregate of $68,909.47 for legal services and expenses. Mr. Sommer, a director of the Company is a partner in Sommer & Schneider LLP.

     It is the Company's policy not to engage in transactions with officers, directors, principal stockholders or affiliates or any of them unless such transactions have been approved by a majority of the disinterested directors and are upon terms no less favorable to the Company than could be obtained from an unaffiliated party in an arm's length transaction. During Fiscal 1997 there were no transactions between the Company and any officer, director or principal stockholder except as disclosed above with respect to executive compensation and stock options.

                               COMPANY PERFORMANCE

     The following graph shows a comparison of cumulative total returns on the common stock of the Company from November, 1992 through November 30, 1997 with the cumulative total return on the NASDAQ Stock Market - U.S. and the cumulative total return on a group of NASDAQ Health Services Stocks (SIC Code 80) compiled by the Center for Research in Security Prices at the University of Chicago (the "Peer Group"). The Company did not pay any dividends during this period.

     The graph assumes an investment of $100 in each of the Company, the NASDAQ Stock Market - U.S. and the Peer Group on November 30, 1992. The comparison also assumes that all dividends are reinvested.

--------------------------------------------------------------------------------
                  GRAPHICAL REPRESENTATION OF DATA TABLE BELOW

                     COMPARISON OF CUMULATIVE TOTAL RETURNS


                              1992     1993     1994     1995     1996     1997
                              ----     ----     ----     ----     ----     ----
Nasdaq Market Index ........   126      146      146      208      255

SIC Code Index .............   118      132      151      180      185

Q-med, Inc. ................   157      107       85      486      579
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]


     The comparisons in this table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock. The stock price performance graph shall not be deemed to be incorporated into any filing under the Securities Act or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent that the Company specifically incorporates this information by reference.

          RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Company's board of directors have appointed Amper, Politziner & Mattia, independent certified public accountants to serve as auditors for Fiscal 1998. Amper, Politziner & Mattia audited the Company's financial statements as of and for each of the years ended November 30, 1995, 1996 and 1997.

     A representative of the firm of Amper, Politziner & Mattia is expected to be present at the meeting and will be available to respond to appropriate questions. They will be given an opportunity to make a statement if they desire to do so.

                                  ANNUAL REPORT

      The Company's annual report for Fiscal 1997 is enclosed herewith.

     A COPY OF THE COMPANY'S FORM 10-K ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO:

                                   Q-MED, INC.
                              100 Metro Park South
                            Laurence Harbor, NJ 08878
                             Att: Investor Relations

                              STOCKHOLDER PROPOSALS

     Proposals by Stockholders intended to be presented at the next annual meeting to be held in 1999 must be received by the Secretary of the Company on or before December 31, 1998 in order to be included in the proxy statement for that meeting.

                                 OTHER BUSINESS

     There is no matter other than those described above, so far as is known to the management of the Company, at the date of this proxy statement, to be acted on at the meeting. It is intended, however, if other matters come up for action at said meeting or any adjournments thereof, that the persons named in the enclosed form of proxy shall, in accordance with the terms of the proxy, have authority in their discretion to vote shares represented by proxies received by them, in regard to such other matters, as seems to said persons in the best interests of the Company and its stockholders.

                                                Q-MED, INC.

                                                Herbert H. Sommer
                                                Secretary

                                    [FRONT]

                                                                           PROXY

                                   Q-MED, INC.
                              100 METRO PARK SOUTH
                        LAURENCE HARBOR, NEW JERSEY 08878

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Michael W. Cox and Herbert H. Sommer as proxies, each with the power to appoint his substitute, and hereby authorizes them to vote, as designated on the reverse side, all of the shares of common stock of Q-Med, Inc. held of record by the undersigned on April 29, 1998, at the annual meeting of stockholders to be held on June 2, 1998 or any adjournment thereof.


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                                     [BACK]


This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR Proposal 1 through 3, inclusive.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

1.   ELECTION OF DIRECTORS

NOMINEES: Michael W. Cox, Howard L. Waltman, Richard I. Levin, M.D., Robert A. Burns and Herbert H. Sommer

                       FOR                   WITHHELD
                  all nominees           from all nominees

FOR, except vote withheld from the following nominee(s):

2. To ratify the selection of Amper, Politziner & Mattia to serve as the Company's independent certified public accountants.
                  For [ ] Against [ ] Abstain [ ]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as name appears hereon. When shares are by joint tenants, both should sign. When signing as attorney, executor, trustee, administrator or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

            Signature                        Date

            Signature                        Date